UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 14, 2007

eMERGE INTERACTIVE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29037	65-0534535
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10305 102nd Terrace Sebastian, FL	32958
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (772) 581-9700

N/A

(Former Name or Former Address,

if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On February 14, 2007, eMerge Interactive, Inc. (“eMerge”) and The Biegert Family Irrevocable Trust, Dated June 11, 1998 (the “Biegert Trust”) signed a non-binding letter of intent (the “Biegert Letter of Intent”) for the sale of the assets relating primarily to eMerge’s CattleLog™, or “Animal Information Solutions,” business to the Biegert Trust. A copy of the press release announcing the Biegert Letter of Intent is attached hereto as Exhibit 99.1 and is incorporated herein by reference. A copy of the Biegert Letter of Intent is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The description of the Biegert Letter of Intent set forth herein and in the attached press release is qualified in its entirety by reference to Exhibit 10.1.

On February 14, 2007, eMerge and Chad, Inc. (“Chad”) signed a non-binding letter of intent (the “Chad Letter of Intent” and together with the Biegert Letter of Intent the “Letters of Intent”) for the sale of the assets relating primarily to eMerge’s VerifEYE™ business to Chad. A copy of the press release announcing the Chad Letter of Intent is attached hereto as Exhibit 99.1 and is incorporated herein by reference. A copy of the Chad Letter of Intent is attached hereto as Exhibit 10.2 and is incorporated herein by reference. The description of the Chad Letter of Intent set forth herein and in the attached press release is qualified in its entirety by reference to Exhibit 10.2.

Item 1.02.	Termination of a Material Definitive Agreement.

By a Termination Agreement and Mutual Release (the “Termination Agreement”), dated February 14, 2007, eMerge and PRIME BioSolutions, LLC (“PRIME”) have mutually agreed to terminate the previously announced merger agreement between them and release each other from any claims relating to such merger agreement. A copy of the press release announcing the Termination Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference. A copy of the Termination Agreement is attached hereto as Exhibit 10.3 and is incorporated herein by reference. The description of the Termination Agreement set forth herein and in the attached press release is qualified in its entirety by reference to Exhibit 10.3.

Item 1.03.	Bankruptcy or Receivership.

On February 14, 2007, eMerge filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of Florida, West Palm Beach division (Case Number 9:07-BK-10932-SHF). A copy of the press release announcing the bankruptcy filing is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The previously disclosed $1.5 million loan from the Biegert Trust (the “Bridge Loan”) provides that the entire outstanding principal balance, plus all unpaid accrued interest thereon, shall be due and payable in full in a single payment upon the termination of the merger

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agreement between eMerge and PRIME, and a failure to pay is an event of default. eMerge’s bankruptcy filing constitutes an event of default under the Bridge Loan. The terms of the Bridge Loan provide that all amounts outstanding thereunder shall be automatically and immediately due and payable upon a bankruptcy filing, and a failure to pay is an event of default. eMerge believes that any efforts to enforce the obligations for acceleration or default under the Bridge Loan will be stayed by the Bankruptcy Court as a result of its bankruptcy filing. The termination of the merger agreement with PRIME and eMerge’s bankruptcy filing both occurred on February 14, 2007. As of February 14, 2007, the aggregate amount of principal and accrued interest outstanding under the Bridge Loan was $1,524,750. A copy of the Bridge Loan is incorporated by reference as Exhibit 10.4 and is incorporated by reference herein. The description of the Bridge Loan set forth above is qualified in its entirety by reference to Exhibit 10.4.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 13, 2007, eMerge and Susan D. Mermer, eMerge’s Executive Vice President and Chief Financial Officer, entered into a letter agreement (the “Letter Agreement”) whereby Ms. Mermer will be entitled to a payment of $75,000, at the completion of eMerge’s bankruptcy case described above, if she resigns her employment with eMerge on or before February 23, 2007, and thereafter, from the date of termination until the date of completion of the bankruptcy case, assists eMerge, on a part-time, as-needed basis within the reasonable discretion of eMerge, with any such responsibilities for which eMerge may need her assistance. A copy of the Letter Agreement is attached hereto as Exhibit 10.5 and is incorporated herein by reference. The description of the Letter Agreement set forth herein is qualified in its entirety by reference to Exhibit 10.5.

Important Information

eMerge is a technology company focusing on the agricultural and meat processing industries. eMerge’s products include CattleLog, a USDA-approved Process Verified Program providing individual-animal data collection and reporting that enables livestock tracking, verification and branding; the VerifEYE Carcass Inspection System, a real-time, optical inspection system that scans beef carcasses in packing plants; and the Solo handheld inspection unit, a portable instrument, incorporating the VerifEYE imaging technology. For more information about eMerge, including the risks and uncertainties associated with its business, and to view its filings with the Securities and Exchange Commission, please visit www.emergeinteractive.com .

Forward-Looking Statements

Certain statements in this current report on Form 8-K are forward-looking as defined by the Private Securities Litigation Reform Act of 1995, including statements containing words such as “anticipates,” “believes,” “expects,” “intends,” “may,” “will” and words of similar meaning. These statements involve various risks and uncertainties. A number of factors could cause actual results to differ materially from those described in these forward-looking statements, including

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funding current operations, the uncertainties of negotiating and completing the proposed sales transactions, obtaining Bankruptcy Court approval of the motions prosecuted by eMerge from time to time, the ability of eMerge to maintain normal terms with vendors, suppliers and service providers, eMerge’s ability to maintain contracts that are critical to its operations, the potential adverse impact of the Chapter 11 case on eMerge’s liquidity or results of operations, eMerge’s ability to retain key executives and managers and employees, eMerge’s ability to retain customers, general economic conditions and other factors discussed in this report and as set forth from time to time in eMerge’s other public filings and public statements. Readers of this report are cautioned to consider these risks and uncertainties and not to place undue reliance on these forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

	10.1	Letter of Intent, dated as of February 14, 2007, by and between eMerge Interactive, Inc. and The Biegert Family Irrevocable Trust, Dated June 11, 1998.

	10.2	Letter of Intent, dated as of February 14, 2007, by and between eMerge Interactive, Inc. and Chad, Inc.

	10.3	Termination Agreement and Mutual Release, dated as of February 14, 2007, by and among eMerge Interactive, Inc., eMerge Merger Sub, LLC, PRIME BioSolutions, LLC and PRIME BioShield, L.L.C.

	10.4	Revolving Loan Agreement, Promissory Note and Security Agreement, dated as of October 16, 2006, by and between eMerge Interactive, Inc. and The Biegert Family Irrevocable Trust, Dated June 11, 1998 (filed as Exhibit 10.1 to the registrant’s current report on Form 8-K dated October 20, 2006, and incorporated herein by reference).

	10.5	Letter Agreement, dated as of February 13, 2007, by and between eMerge Interactive, Inc. and Susan D. Mermer.

	99.1	Press release, issued by eMerge Interactive, Inc. on February 14, 2007, announcing (1) the execution of the Termination Agreement and Mutual Release, dated as of February 14, 2007, by and among eMerge Interactive, Inc., eMerge Merger Sub, LLC, PRIME BioSolutions, LLC and PRIME BioShield, L.L.C., (2) the execution of the Biegert Letter of Intent, dated as of February 14, 2007, by and between eMerge Interactive, Inc. and The Biegert Family Irrevocable Trust, Dated June 11, 1998, (3) the execution of the Chad Letter of Intent, dated as of February 14, 2007, by and between eMerge Interactive, Inc. and Chad, Inc. and (4) eMerge Interactive, Inc.’s filing for voluntary protection under Chapter 11 of the United States Bankruptcy Code.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: February 14, 2007

eMerge Interactive, Inc.

By:	/s/ SUSAN D. MERMER
Susan D. Mermer
Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.:	Description:
10.1	Letter of Intent, dated as of February 14, 2007, by and between eMerge Interactive, Inc. and The Biegert Family Irrevocable Trust, Dated June 11, 1998.

10.2	Letter of Intent, dated as of February 14, 2007, by and between eMerge Interactive, Inc. and Chad, Inc.

10.3	Termination Agreement and Mutual Release, dated as of February 14, 2007, by and among eMerge Interactive, Inc., eMerge Merger Sub, LLC, PRIME BioSolutions, LLC and PRIME BioShield, L.L.C.

10.4	Revolving Loan Agreement, Promissory Note and Security Agreement, dated as of October 16, 2006, by and between eMerge Interactive, Inc. and The Biegert Family Irrevocable Trust, Dated June 11, 1998 (filed as Exhibit 10.1 to the registrant’s current report on Form 8-K dated October 20, 2006, and incorporated herein by reference).

10.5	Letter Agreement, dated as of February 13, 2007, by and between eMerge Interactive, Inc. and Susan D. Mermer.

99.1	Press release, issued by eMerge Interactive, Inc. on February 14, 2007, announcing (1) the execution of the Termination Agreement and Mutual Release, dated as of February 14, 2007, by and among eMerge Interactive, Inc., eMerge Merger Sub, LLC, PRIME BioSolutions, LLC and PRIME BioShield, L.L.C., (2) the execution of the Biegert Letter of Intent, dated as of February 14, 2007, by and between eMerge Interactive, Inc. and The Biegert Family Irrevocable Trust, Dated June 11, 1998, (3) the execution of the Chad Letter of Intent, dated as of February 14, 2007, by and between eMerge Interactive, Inc. and Chad, Inc. and (4) eMerge Interactive, Inc.’s filing for voluntary protection under Chapter 11 of the United States Bankruptcy Code.